Exhibit 10.6

Schedule 1 to the Deed of Amendment

INTERCREDITOR AGREEMENT

between

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. and

CME MEDIA ENTERPRISES B.V.

as Obligors;

CITIBANK, N.A., LONDON BRANCH

as 2010 Notes Trustee;

BNP PARIBAS TRUST CORPORATION UK LIMITED

as 2010 Security Trustee;

DEUTSCHE BANK TRUST COMPANY AMERICAS

as 2011 Trustee;

TIME WARNER INC.

as 2014 Term Loan Agent;

TIME WARNER INC.

as 2014 RCF Agent;

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

as 2014 Trustee

Dated 21 July 2006,

(as amended and restated by a Deed of Amendment dated 16 May 2007,

by a Deed of Amendment dated 22 August 2007,

by a Deed of Amendment dated 10 March 2008,

by a Deed of Amendment dated 17 September 2009,

by a Deed of Amendment dated 29 September 2009,

by a Deed of Amendment dated 21 October 2010,

by a Deed of Amendment dated 18 February 2011,

by a Deed of Amendment dated 8 October 2012,

and by a Deed of Amendment dated 2 May 2014.

INTERCREDITOR AGREEMENT

AGREEMENT entered into as a Deed and dated 21 July 2006 (and amended and restated on 16 May, 2007, on 22 August 2007, 10 March 2008, 17 September 2009, 29 September 2009, 21 October 2010, 18 February 2011, 8 October 2012, and as further amended and restated on 2 May 2014) between CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company”), CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. (“CME N.V.”), CME MEDIA ENTERPRISES B.V. (“CME B.V.”) (the Company, CME N.V. and CME B.V. together, the “Obligors”), CITIBANK, N.A., LONDON BRANCH (in its capacity as Trustee under the 2010 Indenture), BNP PARIBAS TRUST CORPORATION UK LIMITED (in its capacity as Security Agent under the 2010 Indenture) (the “2010 Security Trustee”) (together with the 2010 Notes Trustee, the “2010 Trustee”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (in its capacity as Trustee and Security Agent under the 2011 Indenture) (the “2011 Trustee”), TIME WARNER INC. (in its capacity as Security Agent under the 2014 Term Loan) (the “2014 Term Loan Agent”), TIME WARNER INC. (in its capacity as Security Agent under the 2014 RCF) (the “2014 RCF Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (in its capacity as Trustee and Security Agent under the 2014 Indenture).

PREAMBLE

WHEREAS, pursuant to an Indenture dated as of 21 October 2010 (the “2010 Indenture”) between, amongst others, CET 21 spol. s r.o. (“CET 21”), the 2010 Notes Trustee, Citibank, N.A., London Branch as Transfer Agent and Paying Agent and Citigroup Global Markets Deutschland AG as Registrar, CET 21 has created and issued the 2010 Notes, subject to the terms and conditions set forth in the 2010 Indenture;

WHEREAS, pursuant to an Indenture dated as of 18 February 2011 (the “2011 Indenture”) between, amongst others, the Company, CME N.V., CME B.V. and Deutsche Bank Trust Company Americas as Trustee, Security Agent, Paying Agent, Conversion Agent, Transfer Agent and Registrar, the Company has created and issued the 2011 Notes, subject to the terms and conditions set forth in the 2011 Indenture;

WHEREAS, pursuant to Term Loan Facility Credit Agreement, dated as of February 28, 2014 (the “2014 Term Loan”) among the Company, the Lenders party thereto, and the 2014 Term Loan Agent, as Administrative Agent, the Lenders thereunder have agreed to make available to the Company a term loan in aggregate amount of $30 million;

WHEREAS, pursuant to Revolving Loan Facility Credit Agreement, dated as of 2 May 2014 (the “2014 RCF”) among the Company, the Lenders party thereto, and the 2014 RCF Agent, as Administrative Agent, the Lenders thereunder have agreed to make available to the Company a revolving credit facility in aggregate amount of $115 million;

WHEREAS, pursuant to an Indenture dated as of 2 May 2014 (the “2014 Indenture”) between, amongst others, the Company, CME N.V., CME B.V. and Deutsche Bank Trust Company Americas as Trustee, Paying Agent, Transfer Agent, Registrar and the Security Agent, the Company has created and issued the 2014 Notes, subject to the terms and conditions set forth in the 2014 Indenture;

WHEREAS, the Obligors (1) have provided the 2010 Security to the 2010 Security Trustee for the prompt payment when due of all amounts payable in respect of the 2010 Notes Debt; (2) have provided the 2011 Security to the 2011 Trustee for the prompt payment when due of all amounts payable in respect of the 2011 Notes Debt; (3) have provided the 2014 Term Loan Security to the 2014 Term Loan Agent for the prompt payment when due of all amounts payable in respect of the 2014 Term Loan Debt; (4) have provided the 2014 RCF Security to the 2014 RCF Agent for the prompt payment when due of all amounts payable in respect of the 2014 RCF Debt and (5) have provided the 2014 Notes Security to the 2014 Trustee for the prompt payment when due of all amounts payable in respect of the 2014 Notes Debt; and

WHEREAS, the Parties wish to formalise the manner in which the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent and the 2014 Trustee will share in and enforce the Security on a pari passu basis.

NOW, THIS DEED WITNESSETH AND IT IS HEREBY AGREED as follows:

ARTICLE 1 - DEFINITIONS

Section 1.01.                         Definitions

Wherever used in this Agreement (including the Preamble), unless stated otherwise or the context otherwise requires, the terms defined in the Preamble have the respective meanings given to them therein and the following terms have the following meanings:

“2010 Notes Creditor”	means each holder of the 2010 Notes and/or the 2010 Note Trustee (on its own behalf and as applicable on behalf of the holders of the 2010 Notes).

“2010 Notes Debt”	means all Liabilities of CET 21 to any 2010 Notes Creditor under or in connection with the 2010 Notes Finance Documents.

“2010 Notes Discharge Date”

means the date on which the 2010 Security Trustee (acting on the instructions of the 2010 Notes Trustee) is satisfied that all of the 2010 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of CET 21 to create and issue further 2010 Notes under the 2010 Indenture have been cancelled.

“2010 Notes Finance Documents”	means the 2010 Indenture and the 2010 Security Documents.

“2010 Notes Trustee”	means Citibank, N.A., London Branch as Trustee under the 2010 Indenture.

“2010 Security”	means the security created pursuant to the 2010 Security Documents.

“2010 Security Documents”

means the (a) the pledge of shares in CME N.V. granted on 21 October 2010 by the Company in favour of the 2010 Security Trustee; and (b) the pledge of shares in CME B.V. granted on 21 October 2010 by CME N.V. in favour of the 2010 Security Trustee.

“2010 Security Trustee”	means BNP Paribas Trust Corporation UK Limited as Security Trustee in respect of the 2010 Indenture.

“2011 Notes”	means the outstanding debt securities issued under the 2011 Indenture.

“2011 Notes Creditor”	means each holder of the 2011 Notes and/or the 2011 Trustee (acting as trustee and security agent for its own behalf and as applicable on behalf of the holders of the 2011 Notes).

“2011 Notes Debt”	means all Liabilities of any Obligor to any 2011 Notes Creditor under or in connection with the 2011 Notes Finance Documents.

“2011 Notes Discharge Date”

means the date on which the 2011 Trustee, as trustee, is satisfied that all of the 2011 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2011 Notes under the 2011 Indenture have been cancelled.

“2011 Notes Finance Documents”	means the 2011 Indenture and the 2011 Notes Security Documents.

“2011 Notes Security”	means the “Collateral” as such term is defined in Section 12.01 of the 2011 Indenture.

“2011 Notes Security Documents”

means the “Share Pledges” as such term is defined in Section 12.01 of the 2011 Indenture, and includes (a) the pledge of shares in CME N.V. granted on 18 February 2011 by the Company in favour of the 2011 Trustee; and (b) the pledge of shares in CME B.V. granted on 18 February 2011 by CME N.V. in favour of the 2011 Trustee.

“2011 Trustee”	means Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee under the 2011 Indenture and where relevant as Security Agent under the 2011 Indenture.

“2014 RCF Creditor”	means each Lender, as defined in the 2014 RCF.

“2014 RCF Debt”	means all Liability of any Obligor to any 2014 RCF Creditor under or in connection with the 2014 RCF Finance Documents.

“2014 RCF Discharge Date”

means the date on which the 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF) is satisfied that all of the 2014 RCF Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to borrow further amounts under the 2014 RCF have been cancelled.

“2014 RCF Finance Documents”	means the 2014 RCF and the 2014 RCF Security Documents.

“2014 RCF Security”	means the security created pursuant to the 2014 RCF Security Documents.

“2014 RCF Security Documents”

means (a) the pledge of shares in CME N.V. granted on or about the date hereof by the Company in favour of the 2014 RCF Agent; and (b) the pledge of shares in CME B.V. granted on or about the date hereof by CME N.V. in favour of the 2014 RCF Agent.

“2014 Term Loan Creditor”	means each Lender, as defined in the 2014 Term Loan.

“2014 Term Loan Debt”	means all Liability of any Obligor to the 2014 Term Loan Creditor under or in connection with the 2014 Term Loan Finance Documents.

“2014 Term Loan Discharge Date”

means the date on which the 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan) is satisfied that all of the 2014 Term Loan Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to borrow further amounts under the 2014 Term Loan have been cancelled.

“2014 Term Loan Finance Documents”	means the 2014 Term Loan and the 2014 Term Loan Security Documents.

“2014 Term Loan Security”	means the security created pursuant to the 2014 Term Loan Security Documents.

“2014 Term Loan Security Documents”

means (a) the pledge of shares in CME N.V. granted on or about the date hereof by the Company in favour of the 2014 Term Loan Agent; and (b) the pledge of shares in CME B.V. granted on or about the date hereof by CME N.V. in favour of the 2014 Term Loan Agent.

“2014 Notes”	means the outstanding debt securities issued under the 2014 Indenture.

“2014 Notes Creditor”	means each holder of the 2014 Notes and/or the 2014 Trustee (acting as trustee and security agent on its own behalf and as applicable on behalf of the holders of the 2014 Notes).

“2014 Notes Debt”	means all Liabilities of any Obligor to any 2014 Notes Creditor under or in connection with the 2014 Notes Finance Documents.

“2014 Notes Discharge Date”

means the date on which the 2014 Trustee, as trustee, is satisfied that all of the 2014 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2014 Notes under the 2014 Indenture have been cancelled.

“2014 Notes Finance Documents”	means the 2014 Indenture and the 2014 Notes Security Documents.

“2014 Notes Security”	means the “Collateral” as such term is defined in Section 1.1 of the 2014 Indenture.

“2014 Notes Security Documents”

means the “Security Documents” as such term is defined in Section 1.1 of the 2014 Indenture, and includes (a) the pledge of shares in CME N.V. granted on or about the date hereof by the Company in favour of the 2014 Trustee; and (b) the pledge of shares in CME B.V. granted on or about the date hereof by CME N.V. in favour of the 2014 Trustee.

“2014 Trustee”	means Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee under the 2014 Indenture and where relevant as Security Agent under the 2014 Indenture.

“Amount Outstanding”

means the aggregate of the Liabilities at any time and from time to time owing and unpaid by any of the Obligors in respect of the 2010 Notes Debt, the 2011 Notes Debt, the 2014 Term Loan Debt, the 2014 RCF Debt and the 2014 Notes Debt.

“CZK”	means the lawful currency of the Czech Republic.

“Distribution Moneys”	means any moneys received by any of the Secured Parties or any person acting on behalf, or on the instructions, of any of them from the enforcement of the Security or any part thereof.

“Enforcement Notice”	shall have the meaning ascribed to it in Section 3.04(g).

“Euro” or “€”

means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union and the Treaty of Amsterdam.

“Finance Document”

means each of the 2010 Notes Finance Documents, the 2011 Notes Finance Documents, the 2014 Term Loan Finance Documents, the 2014 RCF Finance Documents, the 2014 Notes Finance Document and this Agreement.

“Foreign Exchange Event”

means the unavailability of foreign exchange, or any prohibition or restriction imposed as a result of a moratorium or debt rescheduling by the central bank or any other governmental agency or authority within any relevant jurisdiction where the payment of any Amount Outstanding shall be made or where any Distribution Moneys are recovered.

“Liability”

means, in relation to any Finance Document, any present or future liability (actual or contingent) which is or may be payable or owing under or in connection with that Finance Document, whether or not matured or liquidated, including (without limitation) in respect of principal, interest, default interest, commission, charges, fees, expenses, indemnities and other amounts provided for therein.

“Party”	means any Obligor, the 2010 Notes Trustee, the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent or the 2014 Trustee as the context requires.

“Secured Parties”	means the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent and the 2014 Trustee.

“Security”	means 2010 Security, the 2011 Notes Security, the 2014 Term Loan Security, the 2014 RCF Security and the 2014 Notes Security.

“Security Documents”	means the 2010 Security Documents, the 2011 Notes Security Documents, the 2014 Term Loan Security Documents, the 2014 RCF Security Documents and the 2014 Notes Security Documents.

“USD” or “$”	means the lawful currency of the United States of America.

Section 1.02.                         Interpretation

(a)                                 In this Agreement, unless the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting persons include corporations, partnerships and other legal persons and references to a person include its successors and permitted assigns.

(b)                                 In this Agreement, a reference to a specified Article or Section shall be construed as a reference to that specified Article or Section of this Agreement.

(c)                                  In this Agreement, a reference to an agreement shall be construed as a reference to such agreement as it may be amended, varied, supplemented, novated or assigned from time to time.

(d)                                 In this Agreement, the headings and the Table of Contents are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 1.03.                         Effect as a Deed

This Agreement is intended to take effect as a Deed.

ARTICLE 2 - CONSENT AND ACKNOWLEDGEMENT

Section 2.01.                         Consent and Acknowledgement

(a)                                 Each of the 2010 Security Trustee and the 2010 Notes Trustee hereby acknowledges the creation and existence of 2011 Notes Security, the 2014 Term Loan Security, the 2014 RCF Security and the 2014 Notes Security on a pari passu basis with the 2010 Security in right and priority of payment, without any preference between themselves.

(b)                                 The 2011 Trustee hereby acknowledges the creation and existence of the 2010 Security, the 2014 Term Loan Security, the 2014 RCF Security and the 2014 Notes Security on a pari passu basis with the 2011 Notes Security in right and priority of payment, without any preference between themselves.

(c)                                  The 2014 Term Loan Agent hereby acknowledges the creation and existence of the 2010 Security, the 2011 Notes Security, the 2014 RCF Security and the 2014 Notes Security on a pari passu basis with the 2014 Term Loan Security in right and priority of payment, without any preference between themselves.

(d)                                 The 2014 RCF Agent hereby acknowledges the creation and existence of the 2010 Security, the 2011 Notes Security, the 2014 Term Loan Security and the 2014 Notes Security on a pari passu basis with the 2014 RCF Security in right and priority of payment, without any preference between themselves.

(e)                                  The 2014 Trustee hereby acknowledges the creation and existence of the 2010 Security, the 2011 Notes Security, the 2014 Term Loan Security and the 2014 RCF Security on a

pari passu basis with the 2014 Notes Security in right and priority of payment, without any preference between themselves.

(f)                                   The Obligors hereby agree to the terms of this Agreement and undertake with the Secured Parties to observe the provisions hereof and not to do or omit to do anything which may prejudice or adversely affect the enforcement of such provisions.

ARTICLE 3 - SHARING AND ENFORCEMENT

Section 3.01.                         Application of Distribution Moneys

(a)                                 Unless and until the whole of the Amount Outstanding has been paid in full, all Distribution Moneys shall, as among the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent and the 2014 Trustee, be applied and divided as follows:

(1)                                 first, pro rata in paying all proper costs, charges and expenses incurred by the Secured Parties in the enforcement of the Security or any part thereof or otherwise in collecting Distribution Moneys, which will be pro rata to the Amount Outstanding under the 2010 Notes Debt, the 2011 Notes Debt, the 2014 Term Loan Debt, the 2014 RCF Debt and the 2014 Notes Debt respectively;

(2)                                 next, pro rata in paying to each of the Secured Parties the part of the Amount Outstanding which is due and payable to it in respect of the 2010 Notes Debt, the 2011 Notes Debt, the 2014 Term Loan Debt, the 2014 RCF Debt and the 2014 Notes Debt, respectively, and, if applicable, in accordance with Section 3.01(b); and

(3)                                 last, in paying the surplus (if any) to the person or persons entitled thereto.

(b)                                 If the Distribution Moneys are or may be insufficient to pay in full all amounts due under Section 3.01(a)(1) or 3.01(a)(2), as the case may be, then the Distribution Moneys shall be apportioned for payment under Section 3.01(a)(1) or 3.01(a)(2), as the case may be, ratably and without preference or priority between the Secured Parties in the proportions that the part of the Amount Outstanding which is due in respect of, respectively, the 2010 Notes Debt, the 2011 Notes Debt, the 2014 Term Loan Debt, the 2014 RCF Debt and the 2014 Notes Debt at the date of such payment bears to the whole of the Amount Outstanding at such date.  Pending such payment, such Distribution Moneys shall be held in a segregated interest-bearing deposit account, and interest thereon shall form part of the Distribution Moneys for payment under Section 3.01(a)(1) or 3.01(a)(2).

(c)                                  Notwithstanding any other provision of this Agreement, during the existence of a Foreign Exchange Event, none of the Secured Parties shall be required to share with the others any Distribution Moneys in a currency other than the local currency of the jurisdiction of such recovery (in this Section 3.01(c) referred to as the “Local Currency”) or proceeds of any Distribution Moneys which it recovers pro rata in accordance with Section 3.01(a) and 3.01(b) in any currency other than the Local Currency.

Section 3.02.                         Notional Conversion of Amounts

For the purposes of determining the respective entitlements of the Secured Parties between themselves at any time or from time to time to any Distribution Moneys, the Secured Parties shall use Euro as the currency of reference.  Any amounts expressed in currencies other than Euro shall be notionally converted into Euro at the effective rate of exchange for buying Euro on the date of such payment as notified by the European Central Bank.  If, in the case of any particular currency, there is no such effective rate of exchange on such date, any amount expressed in that currency shall be notionally converted into Euro at such rate of exchange as may be reasonably determined by the 2010 Notes Trustee (in respect of the 2010 Notes Debt), the 2011 Trustee (in respect of the 2011 Notes Debt), the 2014 Term Loan Agent (in respect of the 2014 Term Loan Debt), the 2014 RCF Agent (in respect of the 2014 RCF Debt) and the 2014 Trustee (in respect of the 2014 Notes Debt) on the basis of the most recent information provided by the International Monetary Fund.

Section 3.03.                         Trust

In the event that any of the Secured Parties receives any Distribution Moneys in excess of their respective entitlement under this Article, such Secured Party shall promptly notify the remaining Secured Parties and hold any such excess moneys in trust for the remaining Secured Parties, to whom it shall account therefor as soon as the respective entitlement of each of the Secured Parties has been established pursuant to the provisions of this Agreement.

Section 3.04.                         Enforcement of Security

(a)                                 The 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee) shall be obliged to notify the 2011 Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent and the 2014 Trustee promptly:

(i)                                     in the event that the 2010 Security Trustee becomes aware that the 2010 Security has become enforceable;

(ii)                                  in the event that amounts outstanding in respect of the 2010 Notes Debt have become immediately due and payable under Section 6.2 of the 2010 Indenture; and

(iii)                               upon the 2010 Notes Trustee first making demand with respect to all or any part of the 2010 Notes Debt.

(b)                                 The 2011 Trustee shall be obliged to notify the 2010 Security Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent and the 2014 Trustee promptly:

(i)                                     in the event that the 2011 Trustee becomes aware that the 2011 Notes Security has become enforceable;

(ii)                                  in the event that amounts outstanding in respect of the 2011 Notes Debt have become immediately due and payable under Section 6.02 of the 2011 Indenture; and

(iii)                               upon first making demand with respect to all or any part of the 2011 Notes Debt.

(c)                                  The 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan) shall be obliged to notify the 2010 Security Trustee, the 2011 Trustee, the 2014 RCF Agent and the 2014 Trustee promptly:

(i)                                     in the event that the 2014 Term Loan Agent becomes aware that the 2014 Term Loan Security has become enforceable;

(ii)                                  in the event that amounts outstanding in respect of the 2014 Term Loan Debt have become immediately due and payable under Section 6.01 of the 2014 Term Loan; and

(iii)                               upon first making demand with respect to all or any part of the 2014 Term Loan Debt.

(d)                                 The 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF) shall be obliged to notify the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent and the 2014 Trustee promptly:

(i)                                     in the event that the 2014 RCF Agent becomes aware that the 2014 RCF Security has become enforceable;

(ii)                                  in the event that amounts outstanding in respect of the 2014 RCF Debt have become immediately due and payable under Section 6.01 of the 2014 RCF; and

(iii)                               upon first making demand with respect to all or any part of the 2014 RCF Debt.

(e)                                  The 2014 Trustee shall be obliged to notify the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent and the 2014 RCF Agent promptly:

(i)                                     in the event that the 2014 Trustee becomes aware that the 2014 Notes Security has become enforceable;

(ii)                                  in the event that amounts outstanding in respect of the 2014 Notes Debt have become immediately due and payable under Section 6.2 of the 2014 Indenture; and

(iii)                               upon first making demand with respect to all or any part of the 2014 Notes Debt.

(f)                                   If any of the Security becomes enforceable, the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee), the 2011 Trustee (acting on its own behalf), the 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan), the 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF) and the 2014 Trustee (acting on its own behalf) may (but shall not be obliged to) consult with the other Secured Parties and endeavour to agree a course of action under the Finance Documents.  Notwithstanding the foregoing, at any time that any of the Security has become enforceable, the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee), the 2011 Trustee (acting on its own behalf), the 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan), the 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF) and the 2014 Trustee (acting on its own behalf) may, by notice to the other Secured Parties (an “Enforcement Notice”), request a joint enforcement of the Security in accordance with paragraph (h).

(g)                                  If an Enforcement Notice is served by the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee), the 2011 Trustee (acting on its own behalf), the 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan), the 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF) and/or the 2014 Trustee (acting on its own behalf) then the Secured Parties shall (to the extent not already so due and payable) declare all amounts of the 2010 Notes Debt, the 2011 Notes Debt, the 2014 Term Loan Debt, the 2014 RCF Debt and the 2014 Notes Debt, respectively, to be immediately due and payable under Section 6.2 of the 2010 Indenture, Section 6.02 of the 2011 Indenture, Section 6.01 of the 2014 Term Loan, Section 6.01 of the 2014 RCF or Section 6.2 of the 2014 Indenture and shall co-operate with each other to enforce the Security on a pari passu basis and in accordance with the following provisions:

(i)                                     2010 Security, the 2011 Notes Security, the 2014 Term Loan Security, the 2014 RCF Security and the 2014 Notes Security shall be enforced jointly, including by means of an enforcement by the party holding the security right that is most senior in priority and, so far as practicable, by the same method;

(ii)                                  such enforcement will be effected with the aim of maximising recoveries with the objective of achieving an expeditious realisation of assets subject to the Security; and

(iii)                               in the case of the exercise of a power of sale in accordance with the Security Documents, each of the Secured Parties shall execute such release or other necessary document (if any) so as to permit a good title free from any Security to be passed to the purchasers.

(h)                                 For the avoidance of doubt, neither the 2010 Security Trustee (acting on instructions of the 2010 Notes Trustee), the 2011 Trustee (acting on its own behalf), the 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan), the 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF) nor the 2014 Trustee (acting on its own behalf) shall be prevented from separately commencing enforcement action under the 2010 Security, the 2011 Notes Security, the 2014 Term Loan Security, the 2014 RCF Security or the 2014 Notes Security (as applicable), at any time prior to an Enforcement Notice having been served by the other Secured Parties, provided that, such

Secured Party seeking to enforce its Security has delivered an Enforcement Notice on the other Secured Parties prior to commencing such action.

(i)                                     Each of the Secured Parties shall keep the other Secured Parties informed of any proceedings to enforce the Security or any part thereof, any other proceedings against the Company and any other material matters which may affect the operation of this Agreement.

(j)                                    In each case in the absence of manifest error: (i) the global notes representing the 2010 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2010 Notes Debt from time to time; (ii) the global notes representing the 2011 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2011 Notes Debt from time to time, (iii) the entries made in the account maintained by the 2014 Term Loan Agent shall be conclusive evidence of the principal amount outstanding of the 2014 Term Loan Debt from time to time, (iv) the entries made in the account maintained by the 2014 RCF Agent shall be conclusive evidence of the principal amount outstanding of the 2014 RCF Debt from time to time and (v) the global notes representing the 2014 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2014 Notes Debt from time to time.

ARTICLE 4 - MISCELLANEOUS

Section 4.01.                         Term of Agreement

This Agreement shall continue in force until the latest of the occurrence of any of the 2010 Notes Discharge Date, the 2011 Notes Discharge Date, the 2014 Term Loan Discharge Date, the 2014 RCF Discharge Date and the 2014 Notes Discharge Date.

Section 4.02.                         Entire Agreement; Amendment and Waiver

This Agreement and the documents referred to herein constitute the entire obligation of the Parties with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction.  Any amendment to this Agreement (including, without limitation, this Section 4.02) shall be in writing, signed by all Parties.  Nothing in this Agreement alters the release of the Collateral under the 2009 Indenture pursuant to Section 11.1 of the 2009 Indenture upon the defeasance or discharge of the 2009 Notes in accordance with Sections 8.2, 8.3 or 8.5 of the 2009 Indenture.

Section 4.03.                         Notices

Any notice or other communication to be given or made under this Agreement to any Party shall be in writing.  Except as otherwise provided in this Agreement, such notice or other communication shall be deemed to have been duly given or made when it is delivered by hand, courier or facsimile transmission to the Party to which it is required or permitted to be given or made at such Party’s address specified below its signature to this Agreement or at such other address as such Party designates by notice to the Party giving or making such notice or other communication.

Section 4.04.                         Governing Law and Arbitration

(a)                                 This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England.

(b)                                 Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force.  There shall be one arbitrator and the appointing authority shall be the London Court of International Arbitration.  The seat and place of arbitration shall be London, England and the English language shall be used throughout the arbitral proceedings.  The Parties hereby waive any rights under the Arbitration Act 1996 or otherwise to appeal any arbitration award to, or to seek determination of a preliminary point of law by, the courts of England.

Section 4.05.                         Successors and Assigns; Third Party Rights

(a)                                 This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that none of the 2010 Notes Trustee, the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent or the 2014 Trustee shall assign or transfer any interest it has under this Agreement or the Security unless the assignee or transferee undertakes to be bound by the provisions of this Agreement.

(b)                                 For the avoidance of doubt, the Obligors shall not have any rights under this Agreement, the provisions of which are only for the benefit of the 2010 Notes Trustee, the 2010 Security Trustee, the 2011 Trustee, the 2014 Term Loan Agent, the 2014 RCF Agent or the 2014 Trustee (as applicable).

(c)                                  Except as provided in this Section 4.05, none of the terms of this Agreement are intended to be enforceable by any third party. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

Section 4.06.                         Counterparts

This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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